Tax integral inflation adjustment	12 Months Ended
Dec. 31, 2025
Tax Integral Inflation Adjustment
Tax integral inflation adjustment

21.	Tax integral inflation adjustment

Pursuant to Law No. 27,468, as amended by Law No. 27,430, for purposes of determining the taxable net income of fiscal years commencing on or after January 1, 2019, the inflation adjustment calculated pursuant to the specific provisions of the Income Tax Law may be deducted from or added to the tax result of the fiscal year being assessed. This adjustment will only be applicable (a) if the percentage variation of the Consumer Price Index (CPI) during the 36 months prior to the closing of the fiscal year being assessed exceeds 100%, and (b) with respect to the first, second and third fiscal years commencing as from its effective date, if the accumulated CPI variation exceeds 55%, 30% or 15% of such 100%, respectively. The positive or negative tax inflation adjustment, as applicable, corresponding to the first, second and third fiscal years commencing as from January 1, 2018, which must be calculated if the conditions set forth in items (a) and (b) above are met, shall be allocated one-sixth to such fiscal year and the remaining five-sixths, in equal installments, to the immediately following five fiscal years.

As of December 31, 2019 and during the subsequent fiscal years, such conditions had already been met. Consequently, current and deferred income tax have been recognized since the fiscal year ended December 31, 2019, including the effects arising from the application of the tax inflation adjustment under the terms provided for in the law.